Exhibit 99.1

[LOGO OF STRATEX NETWORKS]

           STRATEX NETWORKS ANNOUNCES Q3 FISCAL 2006 FINANCIAL RESULTS

         Company Returns to Profitability; New Orders Grow Substantially

SAN JOSE, Calif., Feb. 2, 2006 - Stratex Networks, Inc. (Nasdaq: STXN), a leading provider of wireless transmission solutions, today reported financial results for the third quarter of fiscal year 2006, ended December 31, 2005.

         Revenues in the third quarter of fiscal 2006 were $55.5 million, compared with $56.6 million in the prior quarter and $49.5 million in the year ago period. Net income in the third quarter of fiscal 2006 was $813,000, or earnings per share of $0.01. This compares with a net loss of $2.3 million, or a loss per share of $0.02 in the prior quarter, and a loss of $17.9 million, or a loss per share of $0.19, in the year ago period.

         On a non-GAAP basis, Stratex Networks reported net income of $1.1 million in the third fiscal quarter, or earnings per share of $0.01. The non-GAAP net income for the third fiscal quarter excludes total non-cash compensation of $303,000 related to the vesting of restricted stock. A full reconciliation of GAAP net income (loss) to non-GAAP net income (loss) is provided in the accompanying financial tables.

         Reflecting a significant increase in demand, Stratex Networks received $85 million in new orders during the third quarter of fiscal 2006. This includes approximately $65 million of orders for the Eclipse(TM) product line. The backlog for all product lines totaled $85 million as of December 31, 2005. The company includes orders expected to ship within 12 months in its backlog.

         "Our return to profitability represents a major milestone in the program initiated several years ago to reposition Stratex Networks as a long-term provider of wireless transmission solutions to a global customer base. The growing family of products based on the Eclipse platform has proven to be extremely popular with many operators worldwide," said Chuck Kissner, chairman and chief executive officer of Stratex Networks, Inc. "During the quarter, we began initial shipments of next-generation Eclipse products. These new products, combined with the continuing momentum on all Eclipse products, created a significant upsurge in new orders to levels not seen in a number of years. In addition to further driving down hardware costs, we plan to use next-generation Eclipse technology to further expand market coverage of both our hardware and software offerings. As a result, we expect continued expansion of profit margins."

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PAGE 2
STRATEX NETWORKS, INC. REPORTS THIRD QUARTER
FISCAL YEAR 2006 FINANCIAL RESULTS

OUTLOOK AND GUIDANCE

         The following forecasts are based on current expectations. These statements are forward-looking, and actual results may differ materially. Please see the Safe Harbor Statement in this release for a description of certain important risk factors that could cause actual results to differ, and refer to the company's reports on file with the Securities and Exchange Commission (SEC) for a more complete description of the risks.

         "Demand for products based on our Eclipse wireless platform has substantially increased and is expected to drive subsequent strong growth in revenue in the fourth quarter," said Kissner.

Fourth Quarter Fiscal Year 2006 (ending March 31, 2006)

     o    Revenue is expected to range between $61 million and $64 million;

     o    Earnings per share is expected to be in the range of $0.02 to $0.03.

CONFERENCE CALL

Stratex Networks' management will hold a conference call to discuss the company's financial results today, at 5:00 p.m. Eastern Time. Those wishing to join should dial 303-262-2211 (password: Stratex) at approximately 4:50 p.m. A replay of the call will be available starting one hour after the completion of the call until February 9, 2006. To access the replay, dial 303-590-3000 (pass code: 11050687 #). A live and an archived webcast of the conference call will also be available via the company's Web site at www.stratexnet.com

UPCOMING CONFERENCES

Stratex Networks' management will be presenting at the CIBC "Best Ideas" Conference in San Francisco March 9, 2006.

ABOUT STRATEX NETWORKS

With headquarters in San Jose, California, Stratex Networks, Inc. is one of the world's leading providers of high-speed wireless transmission solutions. Since it was founded in 1984, Stratex Networks has achieved international recognition for quality, innovation, and technical superiority in delivering data, voice, and video communication systems, including comprehensive service and support. Stratex Networks, with its broad product offering and worldwide sales and support organization, is strategically positioned to serve its customers' needs in wireless high-capacity transmission technology. Additional information is available at www.stratexnet.com .

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PAGE 3
STRATEX NETWORKS, INC. REPORTS THIRD QUARTER
FISCAL YEAR 2006 FINANCIAL RESULTS

USE OF NON-GAAP FINANCIAL INFORMATION

To supplement the company's consolidated financial statements presented in accordance with GAAP, Stratex Networks, Inc. uses non-GAAP measures of certain components of financial performance, including operating income (loss), net income (loss) and per share data, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance investors' overall understanding of the company's current financial performance and the company's prospects for the future. Specifically, the company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with generally accepted accounting principles, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure.

SAFE HARBOR STATEMENT

This press release contains statements that qualify as "forward-looking statements" under the Private Securities Litigation Reform Act of 1995, including statements relating to the Company's expectations regarding the continued rollout and use of the Eclipse technology to further expand market coverage, continued expansion of profit margins and the Company's revenue and earnings per share expectations for the Fourth Fiscal Quarter ending March 31, 2006. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of significant risks and uncertainties including:

     o Timely rollout of the new generation of the Eclipse digital microwave platform;
     o Increased competition resulting in downward pressures on the price of the Company's products and services;
     o Suppliers inability to perform and timely deliver as a result of their financial condition or natural disaster such as earthquakes or epidemic outbreaks such as SARS or aviary flu;
     o Unexpected delays in the schedule for shipments of Eclipse and new generations of the Eclipse platform;
     o Failure to realize expected cost improvement throughout the Company's supply chain; and
     o Order cancellations or postponements in product deliveries resulting in delayed revenue recognition.

In addition, orders and backlog are not necessarily indicative of revenue in any future period. Because the Company's business is heavily concentrated in foreign markets, there is a significant risk of adverse currency fluctuations and unforeseen governmental action including but not limited to the denial of export and/or import licenses. For a further discussion of these and other factors that impact the Company's business in general, see the information provided under the heading "Factors That May Affect Future Financial Results" in the Company's Annual Report on Form 10-K for the period ended March 31, 2005 and subsequent quarterly filings, on file with the Securities and Exchange Commission.

CONTACT:
Mary McGowan
Summit IR Group Inc.
(408) 404-5401
mary@summitirgroup.com

                           - Financial Tables Follow -

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PAGE 4
STRATEX NETWORKS, INC. REPORTS THIRD QUARTER
FISCAL YEAR 2006 FINANCIAL RESULTS

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)
                                   (unaudited)

                                             DECEMBER 31,     MARCH 31,
                                                 2005           2005
                                             ------------   ------------
ASSETS
------

Cash and short-term investments              $     40,080   $     48,691
Accounts receivable, net                           50,991         35,084
Inventories                                        40,340         36,780
Other current assets                               11,313         10,572
                                             ------------   ------------
     Total current assets                         142,724        131,127
Property & equipment, net                          25,328         28,228
Other assets                                          656          1,276
                                             ------------   ------------
     Total assets                            $    168,708   $    160,631
                                             ============   ============

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Accounts payable                             $     34,081   $     34,472
Short-term debt                                    19,250          6,250
Other current liabilities                          33,553         27,701
                                             ------------   ------------
     Total current liabilities                     86,884         68,423
Long-term debt                                      8,854         13,542
Other long-term liabilities                        16,066         18,643
                                             ------------   ------------
     Total  liabilities                           111,804        100,608
                                             ------------   ------------
Stockholders' equity                               56,904         60,023
                                             ------------   ------------
Total liabilities and stockholders' equity   $    168,708   $    160,631
                                             ============   ============

PAGE 5
STRATEX NETWORKS, INC. REPORTS THIRD QUARTER
FISCAL YEAR 2006 FINANCIAL RESULTS

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)

                                             THREE MONTHS ENDED        NINE MONTHS ENDED
                                                DECEMBER 31,              DECEMBER 31,
                                          -----------------------   -----------------------
                                             2005         2004         2005         2004
                                          ----------   ----------   ----------   ----------
Net sales                                 $   55,514   $   49,519   $  166,941   $  139,175
Cost of sales                                 39,308       39,434      122,966      113,736
Inventory valuation charges                        -        2,581            -        2,581
                                          ----------   ----------   ----------   ----------
Gross profit                                  16,206        7,504       43,975       22,858
                                          ----------   ----------   ----------   ----------
Operating expenses:
    Research and development                   3,388        4,363       10,792       12,915
    Selling, general and administrative       10,729       12,219       34,904       32,105
    Amortization of intangible assets              -          791            -        1,581
    Restructuring and other charges                -        7,423            -        7,147
                                          ----------   ----------   ----------   ----------
Total operating expenses                      14,117       24,796       45,696       53,748
                                          ----------   ----------   ----------   ----------
Operating income (loss)                        2,089      (17,292)      (1,721)     (30,890)
    Other income (expense)                      (657)        (523)      (2,501)      (1,333)
                                          ----------   ----------   ----------   ----------
Income (loss) before income taxes              1,432      (17,815)      (4,222)     (32,223)
    Provision for income taxes                   619          119        1,392          473
                                          ----------   ----------   ----------   ----------
Net income (loss)                         $      813   $  (17,934)  $   (5,614)  $  (32,696)
                                          ==========   ==========   ==========   ==========

NET INCOME (LOSS) PER COMMON SHARE:

Basic                                     $     0.01   $    (0.19)  $    (0.06)  $    (0.37)
Diluted                                   $     0.01   $    (0.19)  $    (0.06)  $    (0.37)

WEIGHTED AVERAGE SHARES OUTSTANDING

Basic                                         95,852       94,706       95,325       87,933
Diluted                                       97,892       94,706       95,325       87,933

PAGE 6
STRATEX NETWORKS, INC. REPORTS THIRD QUARTER
FISCAL YEAR 2006 FINANCIAL RESULTS

       UNAUDITED NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands, except share and per share amounts)

                                                        THREE MONTHS ENDED                         THREE MONTHS ENDED
                                                         DECEMBER 31, 2005                          DECEMBER 31, 2004
                                            ------------------------------------------   ------------------------------------------
                                                GAAP                                         GAAP
                                                (As                                          (As
                                              Reported)     Adjustments     Non-GAAP       Reported)    Adjustments      Non-GAAP
                                            ------------------------------------------   ------------------------------------------
Net sales                                   $     55,514              -   $     55,514   $     49,519             -    $     49,519
    Cost of sales                                 39,308    $       (39)        39,269         39,434             -          39,434
    Inventory valuation charges                        -              -              -          2,581   $    (2,581)              -
                                            ------------------------------------------   ------------------------------------------
Gross profit                                      16,206             39         16,245          7,504         2,581          10,085
                                            ------------------------------------------   ------------------------------------------
Operating expenses:
    Research and development                       3,388            (40)         3,348          4,363             -           4,363
    Selling, general and administrative           10,729           (224)        10,505         12,219             -          12,219
    Amortization of intangible assets                  -              -              -            791             -             791
    Restructuring charges                              -              -              -          7,423        (7,423)              -
                                            ------------------------------------------   ------------------------------------------
Total operating expenses                          14,117           (264)        13,853         24,796        (7,423)         17,373
                                            ------------------------------------------   ------------------------------------------

Operating income (loss)                            2,089            303          2,392        (17,292)       10,004          (7,288)
    Other income (expense)                          (657)             -           (657)          (523)                         (523)
                                            ------------------------------------------   ------------------------------------------
Income (loss) before income taxes                  1,432            303          1,735        (17,815)       10,004          (7,811)
    Provision for income taxes                       619              -            619            119             -             119
                                            ------------------------------------------   ------------------------------------------
Net income (loss)                           $        813    $       303   $      1,116   $    (17,934)  $    10,004    $     (7,930)
                                            ==========================================   ==========================================

NET INCOME (LOSS) PER COMMON SHARE:

Basic                                       $       0.01                  $       0.01   $      (0.19)                 $      (0.08)
Diluted                                     $       0.01                  $       0.01   $      (0.19)                 $      (0.08)

WEIGHTED AVERAGE SHARES OUTSTANDING

Basic                                             95,852                        95,852         94,706                        94,706
Diluted                                           97,892                        97,892         94,706                        94,706

        The above non-GAAP adjustment totaling $303,000 for the three months ended December 31, 2005 reflects the non-cash charge related to the company's restricted stock plan. The above non-GAAP amounts for the three months ended at December 31, 2004 have been adjusted to eliminate restructuring charges for severance, write-off of certain inventory and fixed assets, accruals related to vacated facilities and related charges.

To supplement the company's consolidated financial statements presented in accordance with GAAP, Stratex Networks, Inc. uses non-GAAP measures of certain components of financial performance, including operating income (loss), net income (loss) and per share data, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance investors' overall understanding of the company's current financial performance and the company's prospects for the future. Specifically, the company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with generally accepted accounting principles, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure.

PAGE 7
STRATEX NETWORKS, INC. REPORTS THIRD QUARTER
FISCAL YEAR 2006 FINANCIAL RESULTS

       UNAUDITED NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands, except share and per share amounts)

                                                          NINE MONTHS ENDED                             NINE MONTHS ENDED
                                                          DECEMBER 31, 2005                             DECEMBER 31, 2004
                                            ------------------------------------------   ------------------------------------------
                                                GAAP                                         GAAP
                                                (As                                          (As
                                              Reported)     Adjustments     Non-GAAP       Reported)    Adjustments      Non-GAAP
                                            ------------------------------------------   ------------------------------------------
Net sales                                   $    166,941              -   $    166,941   $    139,175             -    $    139,175
    Cost of sales                                122,966    $      (256)       122,710        113,736             -         113,736
Inventory valuation charges                            -              -              -          2,581   $    (2,581)              -
                                            ------------------------------------------   ------------------------------------------
Gross profit                                      43,975            256         44,231         22,858         2,581          25,439
                                            ------------------------------------------   ------------------------------------------
Operating expenses:
Research and development                          10,792           (123)        10,669         12,915             -          12,915
    Selling, general and administrative           34,904         (1,077)        33,827         32,105             -          32,105
Amortization of intangible assets                      -              -              -          1,581             -           1,581
    Restructuring charges                              -              -              -          7,147        (7,147)              -
                                            ------------------------------------------   ------------------------------------------
Total operating expenses                          45,696         (1,200)        44,496         53,748        (7,147)         46,601
                                            ------------------------------------------   ------------------------------------------
Operating loss                                    (1,721)         1,456           (265)       (30,890)        9,728         (21,162)
    Other income (expense)                        (2,501)             -         (2,501)        (1,333)                       (1,333)
                                            ------------------------------------------   ------------------------------------------
Loss before income taxes                          (4,222)         1,456         (2,766)       (32,223)        9,728         (22,495)
    Provision for income taxes                     1,392              -          1,392            473                           473
                                            ------------------------------------------   ------------------------------------------
Net loss                                    $     (5,614)   $     1,456   $     (4,158)  $    (32,696)  $     9,728    $    (22,968)
                                            ==========================================   ==========================================

NET LOSS PER COMMON SHARE:
Basic                                       $      (0.06)                 $      (0.04)  $      (0.37)                 $      (0.26)
Diluted                                     $      (0.06)                 $      (0.04)  $      (0.37)                 $      (0.26)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic                                             95,325                        95,325         87,933                        87,933
Diluted                                           95,325                        95,325         87,933                        87,933

        The above non-GAAP adjustment totaling $1.5 million for the nine months ended December 31, 2005 reflects the non-cash charge related to the company's restricted stock plan. The above non-GAAP amounts for the nine months ended December 31, 2004 have been adjusted to eliminate restructuring charges for severance, write-off of certain inventory and fixed assets, accruals related to vacated facilities and related charges.

To supplement the company's consolidated financial statements presented in accordance with GAAP, Stratex Networks, Inc. uses non-GAAP measures of certain components of financial performance, including operating income (loss), net income (loss) and per share data, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance investors' overall understanding of the company's current financial performance and the company's prospects for the future. Specifically, the company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with generally accepted accounting principles, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure.